FIRST AMENDMENT
TO
INVESTOR RIGHTS AND STANDSTILL AGREEMENT

This FIRST AMENDMENT TO THE INVESTOR RIGHTS AND STANDSTILL AGREEMENT (this “Amendment”), dated as of January 31, 2017 is entered into by and among (i) Legg Mason, Inc., a Maryland corporation (the “Company”), and (ii) Shanda Asset Management Investment Limited, a company organized under the laws of the British Virgin Islands (the “Investor”). Each of the Company and the Investor is referred to herein as a “party” and together, the “parties.”
RECITALS
A. The parties entered into certain Investor Rights and Standstill Agreement dated as of December 19, 2016 (the “IRSA”).
B. The parties desire to amend the IRSA by deleting Section 2.1(l) thereof in its entirety, with such amendment to become effective as of the date hereof.

AGREEMENT
NOW, THEREFORE, in consideration of the promises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Amendment to the IRSA. Section 2.1(l) of the IRSA is hereby deleted in its entirety. Further, for the avoidance of doubt, all references in the IRSA to Section 2.1(l) thereof are accordingly deleted.
2. Effectiveness. This Amendment shall be effective as of the date first written above.
3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be the same document.
4. No Other Amendments. Except as amended herein, all of the terms and conditions of the IRSA shall remain in full force and effect in accordance with their terms.
5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state of New York, without regard to any conflict of laws provisions thereof.
[Signature Page Follows]
IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused the same to be executed by its duly authorized representative as of the date first above written.

LEGG MASON, INC.
By: /s/ Joseph A. Sullivan
Name: Joseph A. Sullivan
Title:    Chairman and Chief Executive Officer

SHANDA ASSET MANAGEMENT INVESTMENT LIMITED
By: /s/ Tianqiao Chen
Name: Tianqiao Chen
Title: Director